                                  EXHIBIT 10r






                              EMPLOYMENT AGREEMENT


     THIS AGREEMENT, made and entered into as of January 1, 1997 by and between PETER S. WILLMOTT (the "Executive") and Zenith Electronics Corporation (the "Company");

WITNESSETH THAT:

     WHEREAS, the parties desire to enter into this Agreement pertaining to the employment of the Executive by the Company;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, it is hereby covenanted and agreed by the Executive and the Company as follows:

     1. Performance of Services. The Executive's employment with the Company shall be subject to the following:

(a) Subject to the terms of this Agreement, the Company hereby agrees to employ the Executive as its President and Chief Executive Officer during the Agreement Term (as defined below), and the Executive hereby agrees to remain in the employ of the Company during the Agreement Term. During the Agreement Term, while he is employed by the Company, the Executive shall be a member of the Board of Directors of the Company (the "Board").

(b) During the Agreement Term, while the Executive is employed by the Company, the Executive shall devote his full time, energies and talents to serving as its President and Chief Executive Officer.

(c) The Executive agrees that he shall perform his duties faithfully and efficiently subject to the directions of the Board. The Executive's duties may include providing services for both the Company and the Subsidiaries (as defined below), as determined by the Board; provided, that the Executive shall not, without his consent, be assigned tasks that would be inconsistent with those of President and Chief Executive Officer. The Executive will have such authority, power, responsibilities and duties as are inherent to his positions and necessary to carry out his responsibilities and the duties required of him hereunder.

(d) Notwithstanding the foregoing provisions of this paragraph 1, during the Agreement Term, the Executive may devote reasonable time to activities other than those required under this Agreement, including the supervision of his personal investments, and activities involving professional, charitable, educational, religious and similar types of organizations, speaking engagements, membership on the boards of directors of other organizations, and similar type activities, to the extent that such other activities do not, in the judgement of the Board, materially inhibit or prohibit the performance of the Executive's duties under this Agreement, or conflict in any material way with the business of the Company or any Subsidiary.

(e) Subject to the provisions of this Agreement, the Executive shall not be required to perform services under this Agreement during any period that he is Disabled. The Executive shall be considered "Disabled" during any period in which he has a physical or mental disability which renders him incapable, after reasonable accommodation, of performing his duties under this Agreement. In the event of a dispute as to whether the


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     Executive is Disabled, the Company may refer the same to a mutually acceptable licensed practicing physician, and the Executive agrees to submit to such tests and examinations as such physician shall deem appropriate.

(f) The "Agreement Term" shall be the period beginning on January 1, 1997 (the "Effective Date") and ending on December 29, 1998.

(g) For purposes of this Agreement, the term "Subsidiary" shall mean any corporation, partnership, joint venture or other entity during any period in which at least a fifty percent interest in such entity is owned, directly or indirectly, by the Company (or a successor to the Company).

     2. Compensation. Subject to the terms of this Agreement, during the Agreement Term, while the Executive is employed by the Company, the Company shall compensate him for his services as follows:

(a) The Executive shall receive, in substantially equal monthly or more frequent installments, in accordance with the Company's regular payroll practices, an annual base salary of $750,000 (the "Salary").

(b) For Company performance based on the performance period beginning on the Effective Date and ending December 31, 1997 (the "1997 Performance Period") and for the performance period beginning on the January 1, 1998 and ending December 31, 1998 (the "1998 Performance Period"), the Executive shall participate in a bonus program. The bonus program shall provide, for each performance period, a maximum bonus amount of 120% of the Executive's annual Salary, and a minimum bonus amount for each
     performance period of not less than   60% of the Executive's annual
     Salary, with the minimum payable only if the target goals for the performance period are achieved. The performance goals for each performance period shall be established by the Organization and Compensation Committee of the Board after consultation with the Executive. The performance goals for the 1997 Performance Period shall be established not later than March 31, 1997. The value for each bonus award will be distributed in cash. For the 1997 Performance Period, the bonus shall be distributed not later than February 28, 1998, and for the 1998 Performance Period, the bonus shall be distributed not later than February 28, 1999. Notwithstanding the foregoing provisions of this paragraph (b), for the 1997 Performance Period, the Executive shall be entitled to a bonus of not less than $450,000.

(c) As provided in Exhibit 1, which is attached to and forms a part of this Agreement, the Executive shall be entitled to receive a cash payment based on the value of 150,000 shares of common stock of the Company ("Company Stock").

(d) As provided in Exhibit 2, which is attached to and forms a part of this Agreement, the Executive shall be entitled to receive the award of options to purchase 150,000 shares of Company Stock.

(e) The Executive shall be provided with the welfare benefits and other fringe benefits to the same extent and on the same terms as those benefits are provided by the Company from time to time to the Company's other senior management employees, except that the Salary, and the bonus, stock-based awards, and other incentive compensation benefits for the Executive shall be determined under the provisions of this agreement rather than the policies applicable to other employees.

(f) If the Executive's Date of Termination is December 29, 1998, and he is precluded from receiving an allocation under the Zenith Salaried Profit Sharing Retirement Plan and/or the Zenith Electronics Corporation Supplemental Salaried Profit Sharing Retirement Plan for the year ending December 31, 1998 by reason of his not being employed by the Company on that date, the Company shall make a cash payment to the Executive equal to the amount which would have been allocated to his accounts under those plans, based on his actual compensation from the Company for 1998, but determined as though he had been employed through December 31, 1998. Such payment shall be made not later than January 20, 1999.



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(g)  The Executive shall be provided, at the Company's expense, transportation between his home and the office, and the Executive is authorized to incur reasonable expenses for entertainment, traveling, meals, lodging and similar items in promoting the Company's business. The Company will reimburse the Executive for all reasonable expenses so incurred, and for reasonable legal fees incurred in connection with the negotiation of this Agreement.

(h) The Executive shall be entitled to coverage under the indemnification agreement dated April 24, 1990 between the Executive and the Company (the "Indemnification Agreement"), and coverage under such agreement shall continue during the period in which the Executive is employed, and for five years after the Date of Termination, or such period longer than five years as is consistent with the Company policy applicable to other senior executives of the Company.

     3. Termination. The Executive's employment with the Company during the Agreement Term may be terminated by the Company or the Executive without any breach of this Agreement only under the circumstances described in paragraphs 3(a) through 3(f):

(a) Death. The Executive's employment hereunder will terminate upon his death.

(b) Disability. The Company may terminate the Executive's employment during any period in which he is Permanently Disabled. The Executive shall be considered "Permanently Disabled" during any period in which (i) he has a physical or mental disability which renders him incapable, after reasonable accommodation, of performing his duties under this Agreement; and (ii) such disability is determined by the Board to be of a long-term nature. In the event of a dispute as to whether the Executive is Permanently Disabled, the Company may refer the same to a mutually acceptable licensed practicing physician, and the Executive agrees to submit to such tests and examination as such physician shall deem appropriate.

(c) Cause. The Company may terminate the Executive's employment hereunder at any time for Cause. For purposes of this Agreement, the term "Cause" shall mean:

     (i) the willful and continued failure by the Executive to substantially perform his duties with the Company (other than any such failure resulting from the Executive's being Disabled) within a reasonable period of time after a written demand for substantial performance is delivered to the Executive by the Board, which demand specifically identifies the manner in which the Board believes that the Executive has not substantially performed his duties;

     (ii) the willful engaging by the Executive in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; or

     (iii) the engaging by the Executive in egregious misconduct involving serious moral turpitude to the extent that, in the reasonable judgment of the Company's Board, the Executive's credibility and reputation no longer conform to the standard of the Company's executives.

     For purposes of this Agreement, no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's action or omission was not contrary to the best interest of the Company.

(d) Constructive Discharge. If (i) the Company commits a material breach of the Agreement; (ii) the Executive provides written notice to the Company of the occurrence of such material breach, which specifically identifies the manner in which the Executive believes that the breach has occurred;
     (iii) the Company fails to correct such breach within a reasonable time (not to exceed 10 business days) after such notice is given; and (iv) the Executive resigns within the 60-calendar-day period following the Executive's discovery of such breach, then, for purposes of this paragraph 3(d), the Executive shall be considered to have been dismissed by the Company for reasons other than Cause. For purposes of this paragraph (d), a "material


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     breach" of the Agreement shall include (without limitation), in the absence of the Executive's express written consent, the occurrence of either of the following circumstances:

     (i) The assignment to the Executive of any duties materially inconsistent with the Executive's position as President and Chief Executive Officer, or the removal from the Executive of the authority for any material responsibilities normally attendant to the office of the President and Chief Executive Officer.

     (ii)  The failure of the Executive to be elected as a member of the Board.

(e) Termination by Executive. The Executive may terminate his employment hereunder at any time for any reason by giving the Company prior written Notice of Termination (as defined in paragraph 3(g)), which Notice of Termination shall be effective not less than 30 calendar days after it is given to the Company, provided that nothing in this Agreement shall require the Executive to specify a reason for any such termination. However, to the extent that the procedures specified in paragraph 3(d) are required, the procedures of this paragraph 3(e) may not be used in lieu of the procedures required under paragraph 3(d).

(f) Termination by Company. The Company may terminate the Executive's employment hereunder at any time for any reason, by giving the Executive prior written Notice of Termination, which Notice of Termination shall be effective immediately, or such later time as is specified in such notice. The Company shall not be required to specify a reason for the termination under this paragraph 3(f), provided that termination of the Executive's employment by the Company shall be deemed to have occurred under this paragraph 3(f) only if it is not for reasons described in paragraph 3(b), 3(c), 3(d) or 3(e).

(g) Notice of Termination. Any termination of the Executive's employment by the Company or the Executive (other than a termination pursuant to paragraph 3(a)) must be communicated by a written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" means a dated notice which indicates the specific termination provision in this Agreement relied on and which sets forth in reasonable detail the facts and circumstances, if any, claimed to provide a basis for termination of the Executive's employment under the provision so indicated.

(h) Date of Termination. "Date of Termination" means the last day the Executive is employed by the Company, provided that the Executive's employment is terminated in accordance with the foregoing provisions of this paragraph 3.

     4. Rights Upon Termination. The Executive's right to payment and benefits under this Agreement for periods after his Date of Termination shall be determined in accordance with the following provisions of this paragraph 4:

(a) General. If the Executive's Date of Termination occurs during the Agreement Term for any reason, the Company shall pay to the Executive:

     (i) The Executive's Salary for the period ending on the Date of Termination.

     (ii) Payment for unused vacation days, as determined in accordance with Company policy as in effect from time to time, which amounts shall be paid in accordance with the Company's regular payroll practices.


     (iii) Payment of any unpaid bonus amount for the 1997 Performance Period in accordance with actual performance for the period (subject to the minimum for the period set forth above), but only if the Date of Termination has occurred on or after December 31, 1997. Amounts paid under this paragraph (iii) shall be paid to the Executive at the time such bonus amounts would otherwise have been paid to the Executive if he had remained in the employ of the Company through the end of the Agreement Term.





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     (iv)  Any other payments or benefits due to be provided to the Executive pursuant to any employee compensation or benefit plans or arrangements (as the terms of those compensation or benefit plans or arrangements may be modified by paragraph 2 of this Agreement), to the extent such payments and benefits are earned as of the Date of Termination. Except as may otherwise be expressly provided to the contrary in this Agreement, nothing in this Agreement shall be construed as requiring the Executive to be treated as employed by the Company for purposes of any employee benefit plan or arrangement following the date of the Executive's Date of Termination.

(b) Resignation and Termination for Cause. If the Executive's Date of Termination occurs during the Agreement Term under circumstances described in paragraph 3(c) (relating to the Executive's termination for Cause) or paragraph 3(e) (relating to the Executive's resignation), then, in addition to the amounts payable in accordance with paragraph 4(a):

     (i) All unexercised stock options granted to the Executive prior to the Date of Termination and which are exercisable immediately prior to the Date of Termination shall continue to be exercisable by the Executive for a period of 90 days after the Date of Termination.

     (ii) The Executive shall receive a cash payment from the Company equal to the Fair Market Value of the vested Share Units credited to his Stock Account as of the Date of Termination.

(c) Death. If the Executive's Date of Termination occurs during the Agreement Term because of the Executive's death, then, in addition to the amounts payable in accordance with paragraph 4(a):

     (i) The Executive's estate shall receive from the Company, for the period continuing through the end of the Agreement Term, the Salary amount described in paragraph 2(a), as in effect on his Date of Termination, in monthly or more frequent installments in accordance with the Company's regular payroll practices.

     (ii) The Executive's estate shall receive from the Company a payment (or payments) in lieu of bonus (or bonuses). If the Date of Termination occurs during the 1997 Performance Period, the Executive's estate shall be entitled to a payment based on actual performance for that performance period (provided that such amount shall be not less than $450,000), and the Executive's estate shall be entitled to a payment for the 1998 Performance Period in an amount determined by the Board, provided that such amount shall be not less than $450,000. If the Date of Termination occurs during the 1998 Performance Period, the Executive's estate shall be entitled to a payment based on actual performance for that performance period. Amounts payable under this paragraph (ii) shall be paid at the time such bonus amounts would otherwise have been paid to the Executive if he had remained in the employ of the Company through the end of the Agreement Term.

     (iii) All unexercised stock options granted to the Executive prior to the Executive's death (regardless of whether they are exercisable prior to the Date of Termination) shall be exercisable by the Executive's estate, heirs and assigns for a period expiring on the third anniversary of the Date of Termination.

     (iv) The Executive's estate shall receive a cash payment from the Company equal to the Fair Market Value of the Share Units credited to his Stock Account as of the Date of Termination (regardless of whether such Share Units are vested prior to the Date of Termination).

     By writing filed with the Company in accordance with the procedures established by it, the Executive may designate one or more beneficiaries to receive the benefits which would otherwise be provided to the Executive's estate under this paragraph (c).

(d) Disability. If the Executive's Date of Termination occurs during the Agreement Term under circumstances described in paragraph 3(b) (relating to the Executive's being Disabled), then, in addition to the amounts payable in accordance with paragraph 4(a):



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     (i)  The Executive shall receive from the Company for the period continuing through the end of the Agreement Term (regardless of whether the Executive continues to be Disabled through the end of the Agreement
     Term), the Salary amount described in paragraph 2(a), as in effect on his Date of Termination, in monthly or more frequent installments in accordance with the Company's regular payroll practices.

     (ii) The Executive shall receive from the Company a payment (or payments) in lieu of the bonus (or bonuses). If the Date of Termination occurs during the 1997 Performance Period, the Executive shall be entitled to a payment based on actual performance for that performance period (provided that such amount shall be not less than $450,000), and the Executive shall be entitled to a payment for the 1998 Performance Period in an amount determined by the Board, provided that such amount shall be not less than $450,000. If the Date of Termination occurs during the 1998 Performance Period, the Executive shall be entitled to a payment based on actual performance for that performance period. Amounts payable under this paragraph (ii) shall be paid at the time such bonus amounts would otherwise have been paid to the Executive if he had remained in the employ of the Company through the end of the Agreement Term.

     (iii) All unexercised stock options granted to the Executive prior to the Date of Termination (regardless of whether they are exercisable prior to the Date of Termination) shall be exercisable by the Executive for a period expiring on the third anniversary of the Date of Termination.

     (iv) The Executive shall receive a cash payment from the Company equal to the Fair Market Value of the Share Units credited to his Stock Account as of the Date of Termination (regardless of whether such Share Units are vested prior to the Date of Termination).

     (v) If the Executive continues to be Disabled through the end of the Agreement Term, then, for the period after the end of the Agreement Term, the Executive shall be entitled to receive disability income replacement coverage to the extent provided under the disability policy applicable to other senior management employees of the Company. During any period while the Executive is Disabled, and is otherwise entitled to receive Salary (or Salary replacement) payments under this Agreement, any Salary payments otherwise due to the Executive shall be reduced by the amount of any benefits paid for the same period of time under such disability income replacement coverage.

(e) Discharge without Cause. If the Executive's Date of Termination occurs during the Agreement Term under circumstances described in paragraph 3(d) (relating to constructive discharge) or paragraph 3(f) (relating to termination by the Company without Cause), then, in addition to the amounts payable in accordance with paragraph 4(a):

     (i) The Executive shall receive from the Company, for the period continuing through the end of the Agreement Term, the Salary amount described in paragraph 2(a), as in effect on his Date of Termination, in monthly or more frequent installments in accordance with the Company's regular payroll practices.

     (ii) The Executive shall receive from the Company a payment (or payments) in lieu of the bonus (or bonuses), which payment shall be based on actual performance for the performance period (but shall not be less than the rate of $450,000 for each of the performance periods). However, if the Executive is entitled to payment for the 1997 Performance Period in accordance with paragraph 4(a)(iii) because the Date of Termination occurs on or after December 31, 1997, no payment shall be made for the 1997 Performance Period under this paragraph (ii). Amounts payable under this paragraph (ii) shall be paid at the time the bonus amounts would otherwise have been paid to the Executive if he had remained in the employ of the Company through the end of the Agreement Term.

     (iii) All unexercised stock options granted to the Executive prior to the Date of Termination (regardless of whether they are exercisable prior to the Date of Termination) shall be exercisable by the Executive for a period expiring on the third anniversary of the Date of Termination.

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     (iv)  The Executive shall receive a cash payment from the Company equal to the Fair Market Value of the Share Units credited to his Stock Account as of the Date of Termination (regardless of whether such Share Units are vested prior to the Date of Termination).

(f) Other Severance Benefits. Except as may be otherwise specifically provided by an amendment of this paragraph (f) adopted in accordance with paragraph 10, payments under this paragraph 4 shall be in lieu of any benefits that may be otherwise payable to or on behalf of the Executive pursuant to the terms of any severance pay arrangement of the Company or any Subsidiary or any other, similar arrangement of the Company or any Subsidiary providing benefits upon involuntary termination of employment.

     5. Duties on Termination. Subject to the terms and conditions of this Agreement, during the period beginning on the date of delivery of a Notice of Termination, and ending on the Date of Termination, the Executive shall continue to perform his duties as set forth in this Agreement, and shall also perform such services for the Company as are necessary and appropriate for a smooth transition to the Executive's successor. Notwithstanding the foregoing provisions of this paragraph 5, the Company may suspend the Executive from performing his duties under this Agreement following the delivery of a Notice of Termination providing for the Executive's resignation, or delivery by the Company of a Notice of Termination providing for the Executive's termination of employment for any reason; provided, however, that during the period of suspension (which shall end on the Date of Termination), the Executive shall continue to be treated as employed by the Company for other purposes, and his rights to compensation or benefits shall not be reduced by reason of the suspension.

     6. Mitigation and Set-Off. The Executive shall not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise. The Company shall not be entitled to set off against the amounts payable to the Executive under this Agreement any amounts owed to the Company by the Executive, any amounts earned by the Executive in other employment after termination of his employment with the Company, or any amounts which might have been earned by the Executive in other employment had he sought such other employment.

     7. Noncompetition and Confidentiality. Except as otherwise provided in this Agreement, the Executive shall be subject to such restrictions on competition, interference with the business of the Company and its Subsidiaries, and on the use, disclosure and retention of trade secrets and confidential information as are applicable to other senior management employees of the Company.

     8. Assistance with Claims. The Executive agrees that, for the period beginning the Effective Date, and continuing for a reasonable period after the Executive's termination of employment with the Company, the Executive will assist the Company in defense of any claims that may be made against the Company, and will assist the Company in the prosecution of any claims that may be made by the Company, to the extent that such claims may relate to services performed by the Executive for the Company. The Executive agrees to promptly inform the Company if he becomes aware of any lawsuits involving such claims that may be filed against the Company. The Company agrees to reimburse the Executive for all of the Executive's reasonable out-of-pocket expenses associated with such assistance, including travel expenses. For periods after the Executive's employment with the Company terminates, the Company agrees to provide reasonable compensation to the Executive for such assistance. The Executive also agrees to promptly inform the Company if he is asked to assist in any investigation of the Company (or its actions) that may relate to services performed by the Executive for the Company, regardless of whether a lawsuit has then been filed against the Company with respect to such investigation.

     9. Nonalienation. The interests of the Executive under this Agreement are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Executive or the Executive's beneficiary.


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     10.  Amendment.  This Agreement may be amended or cancelled only by mutual agreement of the parties in writing without the consent of any other person.
So long as the Executive lives, no person, other than the parties hereto, shall have any rights under or interest in this Agreement or the subject matter hereof.

     11. Applicable Law. The provisions of this Agreement shall be construed in accordance with the laws of the State of Illinois, without regard to the conflict of law provisions of any state. All disputes shall be litigated in Chicago, Illinois.

     12. Severability. The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provision of this Agreement, and this Agreement will be construed as if such invalid or unenforceable provision were omitted (but only to the extent that such provision cannot be appropriately reformed or modified).

     13. Waiver of Breach. No waiver by any party hereto of a breach of any provision of this Agreement by any other party, or of compliance with any condition or provision of this Agreement to be performed by such other party, will operate or be construed as a waiver of any subsequent breach by such other party or any similar or dissimilar provisions and conditions at the same or any prior or subsequent time. The failure of any party hereto to take any action by reason of such breach will not deprive such party of the right to take action at any time while such breach continues.

     14. Successors. This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company's assets and business.

     15. Notices. Notices and all other communications provided for in this Agreement shall be in writing and shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or sent by facsimile or prepaid overnight courier to the parties at the addresses set forth below (or such other addresses as shall be specified by the parties by like notice). Such notices, demands, claims and other communications shall be deemed given:

(a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b) in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or

(c) in the case of facsimile, the date upon which the transmitting party received confirmation of receipt by facsimile, telephone or otherwise;

provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received. Communications that are to be delivered by the U.S. mail or by overnight service are to be delivered to the addresses set forth below:

to the Company:

     Zenith Electronics Corporation
     1000 Milwaukee Avenue
     Glenview, IL  60025

or to the Executive:

     Peter S. Willmott
     Zenith Electronics Corporation
     1000 Milwaukee Avenue


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     Glenview, IL  60025

All notices to the Company shall be directed to the attention of Chairman of the Board of Directors of the Company, with a copy to the General Counsel of the Company. Each party, by written notice furnished to the other party, may modify the applicable delivery address, except that notice of change of address shall be effective only upon receipt.

     16. Costs of Enforcement. The following provisions of this paragraph 16 shall apply if it becomes necessary or desirable for the Executive to retain legal counsel or incur other costs and expenses in connection with either enforcing any and all of his rights under this Agreement or defending against any allegations of breach of this Agreement by the Company:

(a) The Executive shall be entitled to recover from the Company reasonable attorneys' fees, costs and expenses incurred by him in connection with such enforcement or defense.

(b) Payments required under this paragraph 16 shall be made by the Company to the Executive (or directly to the Executive's attorney) at the time the attorneys' fees, costs, and expenses are incurred by the Executive.

(c) The Executive shall be entitled to select his legal counsel; provided, however, that such right of selection shall not affect the requirement that any costs and expenses reimbursable under this paragraph 16 be reasonable.

(d) The Executive's rights to payments under this paragraph 16 shall not be affected by the final outcome of any dispute with the Company; provided, however, that to the extent that the court shall determine that under the circumstances recovery by the Executive of all or a part of any such fees and costs and expenses would be unjust, the Executive shall not be entitled to such recovery; and to the extent that such amount have been recovered by the Executive previously, the Executive shall repay such amounts to the Company.

     17. Survival of Agreement. Except as otherwise expressly provided in this Agreement, the rights and obligations of the parties to this Agreement shall survive the termination of the Executive's employment with the Company.

     18. Entire Agreement. Except as otherwise provided herein, this Agreement (including the Exhibits attached hereto) constitutes the entire agreement between the parties concerning the subject matter hereof and supersedes all prior and contemporaneous agreements, if any, between the parties relating to the subject matter hereof.

     IN WITNESS THEREOF, the Executive has hereunto set his hand, and the Company has caused these presents to be executed in its name and on its behalf, and its corporate seal to be hereunto affixed, all as of the day and year first above written.


                             /s/  Peter S. Willmott
                             -------------------------------
                             PETER S. WILLMOTT


                             Zenith Electronics Corporation


                             By  /s/ Richard F. Vitkus
                             -------------------------------
                             Richard F. Vitkus
                             Senior Vice President
ATTEST:




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

/s/ Wayne M. Koprowski
Wayne M. Koprowski
Assistant Secretary



(SEAL)

EXHIBIT 1

SHARE UNIT AWARDS

     Under paragraph 2(c) of the employment agreement (the "Agreement") between Zenith Electronics Corporation (the "Company") and Peter S. Willmott (the "Executive"), the Executive is entitled to receive a cash payment based on 150,000 shares of common stock of the Company ("Company Stock"). Except as otherwise expressly provided in the Agreement, this Exhibit 1 sets forth the terms and conditions of such award.

(a) A "Stock Account" shall be established by the Company in the name of the Executive, which will reflect an unfunded obligation of the Company to pay cash to the Executive, as determined in accordance with this Exhibit 1.

(b) As of the Effective Date, 150,000 Share Units shall be allocated to the Executive's Stock Account.

(c) As of the record date for the payment of any dividend with respect to Company Stock which record date occurs on or after the Effective Date and on or before the Date of Termination, the Executive's Stock Account will be credited with additional Share Units equal to (i) the amount of the dividends or other distribution that would have been paid with respect to the number of shares of Company Stock equal to the number of Share Units credited to the Stock Account as of the dividend record date; divided by
     (ii) the Fair Market Value of a share of Company Stock on the day such dividend is payable.

(d) Except as otherwise provided in the Agreement, the Executive's right to Share Units allocated to his Stock Account shall become vested in accordance with the following:

     (i) The Executive shall be vested in 25% of the Share Units as of December 31, 1997, if the Executive is then employed by the Company.

     (ii) The Executive shall be vested in 25% of the Share Units as of December 29, 1998, if the Executive is then employed by the Company.

     (iii) The Executive shall be vested in 25% of the Share Units in proportion to the achievement of performance goals for the 1997 Performance Period and 25% of the Share Units in proportion to the achievement of the performance goals for the 1998 Performance Period.

(e) If the Executive remains in the employ of the Company through the end of the Agreement Term (i.e., through December 29, 1998), or is otherwise entitled to such cash payments under the Agreement, he shall receive a cash payment from the Company equal to the Fair Market Value of the vested Share Units credited to his Stock Account as of his Date of Termination.

(f) The cash to be paid to the Executive with respect to Share Units credited to his Stock Account following his Date of Termination shall be distributed within 20 days after such Date of Termination, provided that no such payment shall be made prior to the Executive's Date of Termination.

(g) In the event of recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, rights offering, separation, reorganization or liquidation, or other change in the corporate structure or shares of the Company, the Share Units and the right to shares of Company Stock shall be adjusted to the same extent such adjustment would be made with respect to shares awarded under the 1987 Zenith Stock Incentive Plan (the "Stock Incentive Plan").

(h)  The Company shall use a procedure to grant the Share Units under this
     Exhibit 1 so that, to the extent that the grant is a "purchase" for purposes of Section 16(b) of the Securities Exchange Act of 1934, the grant will be exempt from Section 16(b) by reason of SEC Rule 16b-3 (or other SEC rules).




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


(i)  For purposes of this Agreement:

     (i) The "Fair Market Value" of a Share Unit as of any date shall be the Fair Market Value of a share of Company Stock on that date.

     (ii) The "Fair Market Value" of a share of Company Stock as of any date shall be determined on the same manner as is used to determine such fair market value in establishing the minimum option exercise price for a stock option under the Stock Incentive Plan.

     (iii) For purposes of determining the amount of cash to be distributed to the Executive with respect to Share Units credited to his Stock Account as of his Date of Termination, the "Fair Market Value" of a Share Unit shall be determined as of the Date of Termination.




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





EXHIBIT 2

STOCK OPTION AWARDS

     Under paragraph 2(d) of the employment agreement (the "Agreement") between Zenith Electronics Corporation (the "Company") and Peter S. Willmott (the "Executive"), the Executive is entitled to receive the award of options to purchase 150,000 shares of common stock of the Company ("Company Stock"). Except as otherwise expressly provided in the Agreement, this Exhibit 2 sets forth the terms and conditions of such options.

(a) As of the Effective Date, the Executive shall be granted an option to purchase 100,000 shares of Company stock. As of January 1, 1998 if the Executive is then employed by the Company, the Executive shall be granted an option to purchase an additional 50,000 shares of Company stock. The option exercise price per share of Company Stock under each option shall equal the fair market value of a share of Company Stock on the date the option is granted.

(b) The option granted as of the Effective Date shall first become exercisable with respect to 50% of the shares covered thereby as of January 1, 1998, if the Executive is then employed by the Company. The option granted as of the Effective Date shall first become exercisable with respect to the remaining 50% of the shares covered thereby as of December 29, 1998, if the Executive is then employed by the Company. The option granted as of January 1, 1998 shall first become exercisable with respect to 100% of the shares covered thereby as of December 29, 1998, if the Executive is then employed by the Company.

(c) If the Executive continues to be employed by the Company through the last day of the Agreement Term, all unexercised stock options then held by the Executive shall be exercisable by the Executive (or his executor or assigns) through the third anniversary of the last day of the Agreement Term.

(d) If the Executive dies after the Date of Termination, but before the expiration of the period during which options are exercisable by the Executive under the Agreement (including this Exhibit 2), such options shall continue to be exercisable until such expiration of the period by the Executive's estate (or his executor or assigns or, if applicable, the beneficiary designated by the Executive).

(e) The options granted under this Exhibit 2 shall not be incentive stock options.

(f) The options granted under this Exhibit 2 will provide that after the option has been granted, and prior to its exercise, the options may be transferred by the Executive, for no consideration, to or for the benefit of the Executive's Immediate Family (including, without limitation, to a trust for the benefit of the Executive's Immediate Family or to a partnership for members of a Executive's Immediate Family), subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the options prior to such transfer. The Executive's "Immediate Family" shall mean the Executive's spouse, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren (and, for this purpose, shall also include the Executive).

(g) The Company shall use a procedure to grant the options under this Exhibit 2 so that, to the extent that the grant is a "purchase" for purposes of
     Section 16(b) of the Securities Exchange Act of 1934, the grant will be exempt from Section 16(b) by reason of SEC Rule 16b-3 (or other SEC rules).

(h) The options awarded under this Exhibit 2 shall be granted under and subject to the terms and conditions of the 1987 Zenith Stock Incentive Plan.

                         ZENITH ELECTRONICS CORPORATION
                         EMPLOYEE SHARE UNIT AGREEMENT


     THIS AGREEMENT, entered into as of January 1, 1997 (the "Agreement Date"), by and between PETER S. WILLMOTT (the "Executive"), and Zenith Electronics Corporation, a Delaware corporation (the "Company");

WITNESSETH THAT:

     WHEREAS, pursuant to the terms of Exhibit 1 of the employment agreement between the Executive and the Company dated January 1, 1997 (the "Employment Agreement"), the Company is to establish a stock account in the name of the Executive, which will reflect an unfunded obligation of the Company to pay cash to the Executive, based on the value of units representing shares of Company stock allocated to the Stock Account, and the rights provided by this Agreement are in settlement of that obligation;

     NOW, THEREFORE, IT IS AGREED, by and between the Company and the Executive, as follows:

     1. Establishment of Stock Account. As of the Effective Date, the Company shall establish a Stock Account, which shall be used to record the number of Share Units allocated for the benefit of the Executive.

     2. Adjustments to Stock Account. The Stock Account shall be adjusted in accordance with the following:

(a) As of the Effective Date, 150,000 Share Units shall be allocated to the Stock Account for the benefit of the Executive, which 150,000 Share Units shall be the opening account balance of the Stock Account.

(b) As of the record date for the payment of any dividend with respect to common stock of the Company ("Stock"), which record date occurs on or after the Effective Date, and on or before the Date of Termination, the Stock Account will be credited with additional Share Units equal to (i) the amount of the dividends or other distributions that would have been paid with respect to the number of shares of Stock equal to the number of Share Units credited to the Stock Account as of the dividend record date; divided by (ii) the Fair Market Value of a share of Stock on the day such dividend is payable. For purposes of this Agreement, the term "Date of Termination" shall be defined as set forth in the Employment Agreement.

(c) Immediately after distribution of the Value of the vested portion of the Stock Account in accordance with paragraph 6, the number of Share Units allocated to the Stock Account shall be reduced to zero, and the Stock Account shall be cancelled.

     3. Adjustment to Share Units. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event with respect to Stock, or any distribution to holders of Stock which would not otherwise result in a corresponding adjustment to the number of Share Units allocated to the Stock Account in accordance with paragraph 2, the Share Units allocated to the Stock Account shall be adjusted by the committee (the "Committee") which administers the 1987 Zenith Stock Incentive Plan (the "Plan") to the same extent such adjustment would be made with respect to shares awarded under the Plan.

     4. Statement of Stock Account. As soon as practicable after the end of calendar year 1997 and calendar year 1998, the Company shall provide the Executive with a statement of the transactions in his Stock Account during that year and the number of Share Units allocated to his Stock Account as of the end of the year.

     5. Vesting. The Executive shall be vested in the Share Units allocated to the Stock Account as of his Date of Termination in accordance with the following:



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

(a) The Executive shall be vested 25% of the Share Units allocated to the Stock Account as of his Date of Termination, if the Executive's Date of Termination has not occurred before December 31, 1997.

(b) The Executive shall be vested in an additional 25% of the Share Units allocated to the Stock Account as of his Date of Termination, if the Executive's Date of Termination has not occurred before December 29, 1998.

(c) The Executive shall be vested in 25% of the Share Units allocated to the Stock Account as of his Date of Termination, in proportion to the achievement of performance goals for the 1997 Performance Period, and shall be vested in the remaining 25% of the Share Units allocated to the Stock Account as of his Date of Termination, in proportion to the achievement of the performance goals for the 1998 Performance Period, as those Performance Periods and performance goals are established in accordance with the Employment Agreement.

(d) Notwithstanding the foregoing provisions of this paragraph 5, the Executive shall become vested in 100% of the Share Units allocated to his Stock Account as of his Date of Termination (which vesting shall be deemed to occur prior to the determination and distribution of the Value of his Stock Account in accordance with paragraph 6), if the Executive's Date of Termination occurs prior to December 29, 1998 under circumstances described in paragraph 3(b) of the Employment Agreement (relating to the Executive's being Disabled), under circumstances described in paragraph 3(d) of the Employment Agreement (relating to constructive discharge), or under circumstances described in paragraph 3(f) of the Employment Agreement (relating to termination by the Company without Cause), or the Date of Termination occurs prior to December 29, 1998 by reason of his death.

     6. Distribution. On, or within 20 days after, the Executive's Date of Termination, but in no event prior to the Date of Termination, the Executive shall receive a cash payment from the Company equal to the Value of the vested portion of the Stock Account, determined as of the Date of Termination, and based on the vesting provisions set forth in paragraph 5. The "Value" of the Stock Account as of the Date of Termination shall equal the product of: (a) number of Share Units (including fractional Share Units) allocated to the Stock Account as of that date; multiplied by (b) the Fair Market Value of a share of Stock. The Value of the vested portion of the Stock Account shall be equal to the Value of the Stock Account, but proportionately reduced to reflect the portion of the Share Units allocated to the Stock Account that is not vested on the Date of Termination. As used in this Agreement, the "Fair Market Value" of a share of Stock shall mean the closing transaction price of a share of Stock as reported in The Wall Street Journal as New York Stock Exchange Composite Transactions for the date as of which such value is being determined or, if there shall be no reported transaction on such date, on the next preceding date for which a transaction was reported; provided that if the Fair Market Value for any date cannot be determined as above provided, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

     7. Withholding. All amounts payable under this Agreement shall be subject to withholding of all applicable taxes, and the Executive shall also be responsible for payment of any withholding taxes which become due with respect to such payment prior to the date such payment occurs.

     8. Heirs. Any amounts payable to the Executive under this Agreement that are not paid at the time of the Executive's death shall be paid at the time and in the form determined in accordance with the provisions of this Agreement, to the beneficiary designated by the Executive in writing filed with the Committee in such form and at such time as the Committee shall require. If a deceased Executive fails to designate a beneficiary, or if the designated beneficiary of the deceased Executive dies before the Executive or before complete payment of the amounts distributable under this Agreement, the Committee shall direct that benefits to be paid under this Agreement be paid to the legal representative or representatives of the estate of the last to die of the Executive and his beneficiary.

     9. Transferability. The interests of the Executive under this Agreement may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process, other than by will or the laws of descent and distribution.

     10. Limitation of Implied Rights. Neither the Executive nor any other person shall, by reason of the establishment of the Stock Account, or by reason of the allocation of Share Units to that account, acquire any right in or title to any assets, funds or property of the Company whatsoever prior to the date of distribution with respect to the Stock Account. The Executive shall have only a contractual right to the cash distributable under this Agreement, unsecured by any assets of the Company. Nothing contained in this Agreement shall constitute a guarantee by the Company that the assets of the Company shall be sufficient to provide any benefits specified under this Agreement.

     11. Share Units Confer No Rights as Stockholder. The Executive shall not be considered a stockholder of the Company by reason of the allocation of Share Units to the Stock Account, and shall not be entitled to any privileges of Stock ownership with respect to Share Units.

     12. Counterparts. This Agreement may be executed in two counterparts each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

     13. Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of the Executive, acquire any rights hereunder in accordance with this Agreement.

     14. Governing Law. This Agreement and all determinations made and actions taken pursuant hereto, to the extent not governed by the laws of the United States, shall be governed by the laws of the State of Illinois and construed in accordance therewith without giving effect to principles of conflicts of laws.

     15. Amendment. This Agreement may be amended by written Agreement of the Executive and the Company, without the consent of any other person.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Agreement Date.


                             ZENITH ELECTRONICS CORPORATION



                             By /s/ Richard F. Vitkus
                             --------------------------------
                                     Richard F. Vitkus
                                     Senior Vice President


/s/  Peter S. Willmott
-------------------------
PETER S. WILLMOTT


Attest:


/s/  Wayne M. Koprowski
-------------------------
Wayne M. Koprowski
Assistant Secretary

                         ZENITH ELECTRONICS CORPORATION
                        EMPLOYEE STOCK OPTION AGREEMENT


     THIS AGREEMENT, entered into as of January 1, 1997 (the "Agreement Date"), by and between PETER S. WILLMOTT (the "Executive"), and Zenith Electronics Corporation, a Delaware corporation (the "Company");

WITNESSETH THAT:

     WHEREAS, the Company maintains the 1987 Zenith Stock Incentive Plan (the "Plan"), which is incorporated into and forms a part of this Agreement; and

     WHEREAS, pursuant to the terms of paragraph (a) of Exhibit 2 of the employment agreement between the Executive and the Company dated January 1, 1997 (the "Employment Agreement"), the Executive is entitled to receive an option to purchase 100,000 shares of common stock of the Company, par value $1.00 ("Stock"), and the option award reflected by this Agreement, which is made under the Plan, is in settlement of that obligation (which award is in addition to the grant of an option to purchase 50,000 shares of Stock, to be made to the Executive as of January 1, 1998, subject to the terms of the Employment Agreement);

     NOW, THEREFORE, IT IS AGREED, by and between the Company and the Executive, as follows:

     1. Award and Purchase Price. Subject to the terms of this Agreement and the Plan, the Executive is hereby granted an option to purchase a total of 100,000 shares of Stock (the "Option"). The price of each share of Stock subject to the Option shall be $10.875. The Option is not intended to constitute an "incentive stock option" as that term is used in Code section 422.

     2. Exercise Date. The Option shall become exercisable with respect to 50,000 shares of Stock as of January 1, 1998, if the Executive's Date of Termination has not occurred before that date; and the Option shall become exercisable with respect to the remaining 50,000 shares of Stock as of December 29, 1998, if the Executive's Date of Termination has not occurred before that date. The Option shall become fully exercisable on the Executive's Date of Termination (regardless of the extent to which is was exercisable immediately prior to the Date of Termination), if the Executive's Date of Termination occurs prior to December 29, 1998 under circumstances described in paragraph 3(b) of the Employment Agreement (relating to the Executive's being Disabled), under circumstances described in paragraph 3(d) of the Employment Agreement (relating to constructive discharge), or under circumstances described in paragraph 3(f) of the Employment Agreement (relating to termination by the Company without Cause), or the Executive's Date of Termination occurs prior to December 29, 1998 by reason of his death. For purposes of this Agreement, the term "Date of Termination" shall be defined as set forth in the Employment Agreement.

     3. Expiration Date. The Option shall expire on, and shall not be exercisable after, the "Expiration Date" determined in accordance with the following:

(a) If the Executive's Date of Termination occurs on or after December 29, 1998, the Expiration Date shall be December 29, 2000.





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

(b) If the Executive's Date of Termination occurs prior to December 29, 1998 under circumstances described in paragraph 3(b) of the Employment Agreement (relating to the Executive's being Disabled), under circumstances described in paragraph 3(d) of the Employment Agreement (relating to constructive discharge), or under circumstances described in paragraph 3(f) of the Employment Agreement (relating to termination by the Company without Cause), or if the Executive's Date of Termination occurs prior to December 29, 1998 by reason of his death, the Expiration Date shall be the three-year anniversary of his Date of Termination.

(c) If the Executive's Date of Termination occurs prior to December 29, 1998 under circumstances described in paragraph 3(c) of the Employment Agreement (relating to the Executive's termination for Cause) or paragraph 3(e) of the Employment Agreement (relating to the Executive's resignation), the Expiration Date shall be the 90-day anniversary of the Date of Termination.

In no event, however, shall the Expiration Date be later than the ten-year anniversary of the Agreement Date. No portion of the Option shall be exercisable after the Executive's Date of Termination except to the extent that it is exercisable on the Executive's Date of Termination; provided, however, that, subject to the limitations in paragraphs (a), (b) and (c), next above, the Option shall remain exercisable after the Executive's Date of Termination to the extent that it becomes exercisable on the Executive's Date of Termination in accordance with the provisions of paragraph 2 of this Agreement.

     4. Method of Exercise. Any portion of the Option that is exercisable may be exercised in whole or in part in accordance with the following:

(a) The Option may be exercised by filing a written notice with the Treasurer of the Company, provided that the notice is filed on or before the date the Option expires. The exercise notice shall specify the number of whole shares of Stock to be purchased, and shall accompanied by payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (i) in cash, (ii) by delivery of previously owned whole shares of Stock (which the Executive has held for at least six months prior to the delivery of such shares or which the Executive purchased on the open market, and in each case for which the Executive has good title, free and clear of all liens and encumbrances) having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable pursuant to the Option by reason of such exercise, (iii) in cash by a broker-dealer acceptable to the Company to whom the Executive has submitted an irrevocable notice of exercise or (iv) a combination of (i) and (ii). The Executive shall execute such documents in connection with the Option exercise as the Company may reasonably request. The Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (ii), (iii) and (iv) and, to the extent that the Executive is subject to Section 16 of the Exchange Act, the Company may require that the method of making such payment be in compliance with Section 16 and the rules and regulations thereunder. Any fraction of a share of Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the Executive. No certificate representing a share of Stock shall be delivered until the full purchase price therefor has been paid.

(b) Upon the exercise of the Option, in whole or in part, the Company shall deliver or cause to be delivered one or more certificates representing the number of shares purchased against full payment therefor. The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such delivery, except as otherwise provided in paragraph 5.

(c) As used in this Agreement, the "Fair Market Value" of a share of Stock shall mean the closing transaction price of a share of Stock as reported in The Wall Street Journal as New York Stock Exchange Composite Transactions for the date as of which such value is being determined or, if there shall be no reported transaction on such date, on the next preceding date for which a transaction was reported; provided that if the Fair Market Value for any date cannot be determined as above provided, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.




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

     5.  Withholding.

     (a) As a condition precedent to the delivery of Stock upon exercise of the Option, the Executive shall, upon request by the Company, pay to the Company in addition to the purchase price of the shares, such amount as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes (the "Required Tax Payments") with respect to such exercise of the Option. If the Executive shall fail to advance the Required Tax Payments after request by the Company, the Company may, in its discretion, deduct any Required Tax Payments from any amount then or thereafter payable by the Company to the Executive.

     (b) The Executive may elect to satisfy his obligation to advance the Required Tax Payments (which, for purposes of this paragraph (b), shall include such increased amount as the Company may be required to withhold by reason of an election by the Executive) by any of the following means: (i) a cash payment to the Company, (ii) delivery to the Company of previously owned whole shares of Stock (which the Executive has held for at least six months prior to the delivery of such shares or which the Executive purchased on the open market and in each case for which the Executive has good title, free and clear of all liens and encumbrances) having a Fair Market Value, determined as of the date the obligation to withhold or pay taxes first arises in connection with the Option (the "Tax Date"), equal to the Required Tax Payments, (iii) authorizing the Company to withhold whole shares of Stock which would otherwise be delivered upon exercise of the Option having an aggregate Fair Market Value determined as of the Tax Date equal to the Required Tax Payments, (iv) a cash payment by a broker-dealer acceptable to the Company to whom the Executive has submitted an irrevocable notice of exercise or (v) any combination of (i), (ii) and (iii); provided, however, that the Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (ii)-(v) and, to the extent that the Executive is subject to Section 16 of the Exchange Act, the Company may require that the method of satisfying any such obligation be in compliance with Section 16 and the rules and regulations thereunder. Any fraction of a share of Stock which would be required to satisfy any such obligation shall be disregarded and the remaining amount due shall be paid in cash by the Executive.

     6. Heirs. Subject to the terms of the Plan, any benefits to be provided to the Executive under this Agreement that have not been provided at the time of the Executive's death shall be provided at the time and in the form determined in accordance with the provisions of this Agreement, to the beneficiary designated by the Executive in writing filed with the Committee in such form and at such time as the Committee shall require. If a deceased Executive fails to designate a beneficiary, or if the designated beneficiary of the deceased Executive dies before the Executive or before complete provision of the benefits under this Agreement, the Committee shall direct that benefits to be provided under this Agreement be provided to the legal representative or representatives of the estate of the last to die of the Executive and his beneficiary.

     7. Adjustment. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event with respect to Stock, or any distribution to holders of Stock other than a regular cash dividend, the number and class of securities subject to the Option and the purchase price per security shall be appropriately adjusted by the Committee without an increase in the aggregate purchase price. If any adjustment would result in a fractional security being subject to the Option, the Company shall pay the Executive, in connection with the first exercise of the Option occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the exercise date over (B) the exercise price of the Option. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

     8.  Transferability.

(a) Except to the extent otherwise provided in paragraph (b) next below, the Option may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise), or be subject to execution, attachment or similar process, other than by will or the laws of descent and distribution. During the Executive's lifetime, the Option shall be exercisable only by the Executive.

(b) Notwithstanding the foregoing provisions of this paragraph 8, the Option may be transferred by the Executive for no consideration to or for the benefit of the Executive's Immediate Family (including, without limitation, to a trust for the benefit of an Executive's Immediate Family or to a partnership for members of an Executive's Immediate Family), subject to such limits and exceptions as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Option prior to such transfer. The foregoing right to transfer the Option shall also apply to the right to consent to amendments to the Option agreement. The Executive's "Immediate Family" shall mean the Executive's spouse, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren (and, for this purpose, shall also include the Executive).

     9. Definitions. Except where the context clearly implies or indicates the contrary, a word, term, or phrase used in the Plan is similarly used in this Agreement.

     10. Notices. All notices, request or other communications provided for in this Agreement shall be made, if to the Company, to Zenith Electronics Corporation, 1000 Milwaukee Avenue, Glenview, Illinois 60025-2493, Attention:
Treasurer, and if the Executive, to the Executive's last known address set forth in the records of the Company, or such other address as shall be provided to the Company in writing by the Executive. All notices, requests or other communications provided for in this Agreement shall be made in writing either
(a) by personal delivery to the party entitled thereto, (b) by facsimile with confirmation of receipt, (c) by mailing in the United States mails to the last known address of the party entitled thereto or (d) by express courier service. The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile transaction or upon receipt by the party entitled thereto if by United States mail or express courier service; provided, however, that if a notice, request or other communication sent to the Company is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

     11. Option Confers No Rights as Stockholder. The Executive shall not be entitled to any privileges of ownership with respect to shares of Stock subject to the Option unless and until purchased and delivered upon the exercise of the Option, in whole or in part, and the Executive becomes a stockholder of record with respect to such delivered shares; and the Executive shall not be considered a stockholder of the Company with respect to any such shares not so purchased and delivered.

     12. Agreement Subject to the Plan. This Agreement is subject to the provisions of the Plan and shall be interpreted in accordance therewith. The Executive hereby acknowledges receipt of a copy of the Plan.

     13. Counterparts. This Agreement may be executed in two counterparts each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

     14. Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of the Executive, acquire any rights hereunder in accordance with this Agreement or the Plan.

     15. Governing Law. This Agreement, the Option and all determinations made and actions taken pursuant hereto and thereto, to the extent not governed by the laws of the United States, shall be governed by the laws of the State of Illinois and construed in accordance therewith without giving effect to principles of conflicts of laws.

     16. Amendment. This Agreement may be amended by written Agreement of the Executive and the Company, without the consent of any other person.




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

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Agreement Date.

                             ZENITH ELECTRONICS CORPORATION


                             By  /s/  Richard F. Vitkus
                             ---------------------------------
                                      Richard F. Vitkus

/s/ Peter S. Willmott
--------------------------
PETER S. WILLMOTT


Attest:

/s/  Wayne M. Koprowski
--------------------------
Wayne M. Koprowski
Assistant Secretary








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